VIRTUS KAR Global Small-Cap Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2026
($ reported in thousands)

	Shares	Value
Common Stocks—98.8%
Australia—1.5%
Steadfast Group Ltd.	175,000	$515
Brazil—8.6%
Caixa Seguridade Participacoes S.A.	510,515	1,796
Tegma Gestao Logistica S.A.	191,956	1,156
		2,952

China—3.0%
Haitian International Holdings Ltd.	395,766	1,028
France—4.1%
Alten S.A.	9,297	577
Lectra	42,574	828
		1,405

Italy—4.1%
FinecoBank Banca Fineco SpA	63,146	1,405
Japan—5.9%
As One Corp.	69,300	976
Japan Elevator Service Holdings Co., Ltd.	32,200	333
Riken Keiki Co., Ltd.	37,000	704
		2,013

Mexico—5.2%
Corp. Moctezuma SAB de C.V.	392,781	1,766
Norway—2.0%
Bouvet ASA	132,475	692
Singapore—4.3%
Haw Par Corp., Ltd.	111,617	1,476
Sweden—3.8%
Epiroc AB Class B	59,657	1,278
	Shares	Value

United Kingdom—7.9%
AJ Bell plc	212,514	$1,330
FRP Advisory Group plc	389,408	565
IntegraFin Holdings plc	197,602	809
		2,704

United States—48.4%
Alliance Laundry Holdings, Inc.(1)	57,695	1,197
Enerpac Tool Group Corp. Class A	33,556	1,224
FTI Consulting, Inc.(1)	8,385	1,482
Installed Building Products, Inc.	4,147	1,099
Kinsale Capital Group, Inc.	3,009	1,028
Landstar System, Inc.	8,344	1,338
nCino, Inc.(1)	46,516	697
Primerica, Inc.	9,640	2,415
Ryan Specialty Holdings, Inc. Class A	33,673	1,136
Simpson Manufacturing Co., Inc.	7,334	1,259
Toro Co. (The)	16,423	1,534
Triumph Financial, Inc.(1)	16,413	979
Watts Water Technologies, Inc. Class A	4,020	1,167
		16,555

Total Common Stocks (Identified Cost $30,641)		33,789

Total Long-Term Investments—98.8% (Identified Cost $30,641)		33,789

TOTAL INVESTMENTS—98.8% (Identified Cost $30,641)		$33,789
Other assets and liabilities, net—1.2%		409
NET ASSETS—100.0%		$34,198

Abbreviation:
plc	Public Limited Company

Footnote Legend:
(1)	Non-income producing.

Country Weightings†
United States	49%
Brazil	9
United Kingdom	8
Japan	6
Mexico	5
Singapore	4
Italy	4
Other	15
Total	100%
† % of total investments as of March 31, 2026.
The following table summarizes the value of the Fund’s investments as of March 31, 2026, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at March 31, 2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Equity Securities:
Common Stocks	$33,789	$21,273	$12,516
Total Investments	$33,789	$21,273	$12,516
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at March 31, 2026.
There were no transfers into or out of Level 3 related to securities held at March 31, 2026.
See Notes to Schedule of Investments

VIRTUS KAR Global Small-Cap Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2026
Note 1. Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
• Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, restricted securities, and leveraged loan are valued based on either evaluated or composite quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the
Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual financial statements.